UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 17, 2010

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On August 17, 2010, the Securities and Exchange Commission (the “SEC”) issued an order granting a petition by Comverse Technology, Inc. (the “Company”) for review of an administrative law judge’s decision to revoke the registration of the Company’s common stock pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Such proceeding had been instituted because the Company had not become current in its periodic reporting obligations under the Exchange Act.  The SEC’s August 17, 2010 order sets forth a briefing schedule under which the Company is required to file a brief in support of the petition for review by September 16, 2010, a brief in opposition is required to be filed by October 18, 2010 and any reply brief is required to be filed by November 1, 2010.  The Company cannot predict the outcome of such review at this time.

Following any adverse determination by the SEC, if issued, the Company will have the ability to file with the SEC a motion for reconsideration of the final order and a motion to stay the final order pending judicial review, and to appeal the final order to the Court of Appeals.

Prior to any adverse decision by the SEC, the registration of the Company’s common stock will not be revoked and shares of such common stock may continue to be quoted on the “pink sheets.”  If a final order is issued by the SEC to revoke the registration of such stock and such order is not stayed, such shares will no longer be quoted and public trading of the Company’s common stock would cease.  Additional information and risks associated with such a revocation are set forth in the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2010.

The Company continues to make significant progress in its efforts to become current in its periodic reporting obligations under the federal securities laws.  As disclosed in a Current Report on Form 8−K filed with the SEC on August 12, 2010, the Company currently expects to file its comprehensive Annual Report on Form 10-K for the fiscal years ended January 31, 2009, 2008, 2007 and 2006 in September 2010, and its Annual Report on Form 10-K for the fiscal year ended January 31, 2010 and such quarterly reports as may be required for it to become current in its periodic reporting obligations as soon as practicable thereafter. The Company’s ability to meet this timeline remains dependent upon the achievement of certain remaining milestones in the Company’s reporting and disclosure processes.  If the registration of its common stock is ultimately revoked, the Company intends to complete the necessary financial statements, file an appropriate registration statement with the SEC and seek to have it declared effective in order to resume the registration of such common stock under the Exchange Act as soon as practicable.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology.  There are numerous risks and uncertainties that could cause the timing of events to differ materially from those anticipated by the forward-looking statements in this Current Report on Form 8-K, including the ineffectiveness of the Company’s disclosure controls and procedures and continuing material weaknesses in the

Company’s internal control over financial reporting, and there can be no assurances that any forward-looking statements will be achieved.  The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: August 19, 2010	By:	/s/ Shefali A. Shah
	Name:	Shefali A. Shah
	Title:	Senior Vice President, General Counsel and Corporate Secretary